Addendum No. 1

Dated May 1, 2015 to that certain consulting agreement originally dated as of the 16th day of April 2014 by and  between  HCi Viocare, a Nevada corporation, with offices at Centrum Offices, 38 Queen Street, Glasgow, UK G1 3DX (the “Company”), and Dr. Christos Kapatos, resident of 66 Stewarton Drive, Cambuslang, Glasgow G72 8DG, Scotland, UK (the “Consultant”), hereinafter referred to as the “Agreement”.

In accordance with Item 2. – Term; Subsection 2.1 to the Agreement, the Company hereby extends the Term for a period of one year from the date of this Addendum No. 1.

This Addendum No. 1 shall ensure to the benefit of and be binding upon the parties hereto and their respective assigns, successors and personal representative(s).

The terms and conditions and provisions as contained in the Agreement remain in full force and effect.

This Addendum No. 1 shall be appended to and form a part of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be duly executed and delivered as of the day and year first written above.

The Company HCi Viocare By its President Sotirios Leontaritis	The Consultant Dr. Christos Kapatos

Addendum No. 1

Dated May 1, 2015 to that certain consulting agreement originally dated as of the 16th day of April 2014 by and  between  HCi Viocare, a Nevada corporation, with offices at Centrum Offices, 38 Queen Street, Glasgow, UK G1 3DX (the “Company”), and Professor William Sandham, resident of 66 Stewarton Drive, Cambuslang, Glasgow G72 8DG, Scotland, UK (the “Consultant”), hereinafter referred to as the “Agreement”.

In accordance with Item 2. – Term; Subsection 2.1 to the Agreement, the Company hereby extends the Term for a period of one year from the date of this Addendum No. 1.

This Addendum No. 1 shall ensure to the benefit of and be binding upon the parties hereto and their respective assigns, successors and personal representative(s).

The terms and conditions and provisions as contained in the Agreement remain in full force and effect.

This Addendum No. 1 shall be appended to and form a part of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be duly executed and delivered as of the day and year first written above.

The Company HCi Viocare By its President Sotirios Leontaritis	The Consultant Professor William Sandham

Addendum No. 1

Dated May 1, 2015 to that certain consulting agreement originally dated as of the 16th day of April 2014 by and  between  HCi Viocare, a Nevada corporation, with offices at Centrum Offices, 38 Queen Street, Glasgow, UK G1 3DX (the “Company”), and Professor Stephan Solomonidis, resident of 66 Stewarton Drive, Cambuslang, Glasgow G72 8DG, Scotland, UK (the “Consultant”), hereinafter referred to as the “Agreement”.

In accordance with Item 2. – Term; Subsection 2.1 to the Agreement, the Company hereby extends the Term for a period of one year from the date of this Addendum No. 1.

This Addendum No. 1 shall ensure to the benefit of and be binding upon the parties hereto and their respective assigns, successors and personal representative(s).

The terms and conditions and provisions as contained in the Agreement remain in full force and effect.

This Addendum No. 1 shall be appended to and form a part of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be duly executed and delivered as of the day and year first written above.

The Company HCi Viocare By its President Sotirios Leontaritis	The Consultant Professor Stephan Solomonidis